SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 24, 2005


                                NBT Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-14703                  16-1268674
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     (State or other            (Commission File Number)       (IRS Employer
     jurisdiction of                                         Identification No.)
     incorporation)


52 South Broad Street, Norwich, New York                           13815
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (607) 337-2265
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.
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          On January 24, 2005, NBT Bancorp Inc. (the "Company") issued a press release describing its results of operations for quarter and year ending December 31, 2004. That press release is furnished as Exhibit 99.1 hereto.
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Item 8.01 Other Events
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          In connection with the issuance of the press release described in
Item 2.02, the Company announced the authorization by the Board of Directors of a new stock repurchase program for up to 1,500,000 shares of the Company's outstanding common stock from time to time as market conditions warrant in open market and privately negotiated transactions. Currently, there are 719,800 shares remaining under a previous authorization that will be superseded by the new repurchase program. The Company also announced a quarterly dividend of $0.19 per share to be paid on March 15, 2005 to shareholders of record on March 1, 2005.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

(a)        Not Applicable.

(b)        Not Applicable.

(c)        Exhibits.

           99.1. Text of Press Release, dated January 24, 2005.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NBT BANCORP INC.


Date: January 24, 2005               By: /s/ Michael J. Chewens
                                        -----------------------------
                                         Michael J. Chewens
                                         Senior Executive Vice President,
                                         Chief Financial Officer and
                                         Corporate Secretary


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
                                  EXHIBIT INDEX
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Exhibit No.     Description
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99.1.           Text of Press Release, dated January 24, 2005.



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